Exhibit 99.1

For Immediate Release	Contacts:
February 25, 2020	Joseph Jaffoni, Jennifer
Neuman, Norberto Aja
JCIR
(212) 835-8500
etm@jcir.com

ENTERCOM COMMUNICATIONS FOURTH QUARTER NET REVENUES INCREASE 1%

ADJUSTED EBITDA INCREASES 2% AND ADJUSTED NET INCOME PER SHARE INCREASES 14%

FULL YEAR NET REVENUES INCREASE 2%, ADJUSTED EBITDA INCREASES 10% AND ADJUSTED NET INCOME PER SHARE INCREASES 19%

Philadelphia, PA—Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended December 31, 2019.

Fourth Quarter Highlights

•	Net revenues for the quarter were $414.1 million, up 1% compared to $411.4 million in the fourth quarter of 2018

•

Operating loss for the quarter was $455.5 million, which included a non-cash impairment charge of $545 million ($520 million net of taxes), compared to an operating loss of $377.6 million in the fourth quarter of 2018

•	Adjusted EBITDA for the quarter was $113.0 million, up 2% compared to $111.1 million in the fourth quarter of 2018

•	Net loss per diluted share for the quarter was $3.64 compared to a net loss of $2.80 per diluted share in the fourth quarter of 2018

•	Adjusted net income per diluted share for the quarter was $0.40 compared to $0.35 per diluted share in the fourth quarter of 2018

“I am pleased to report that Entercom achieved its fifth consecutive quarter of growth, completing a year in which the Company delivered strong financial performance as Net Revenue, Adjusted EBITDA, and Adjusted Net Income Per Share grew 2% (3% ex-political), 10%, and 19%, respectively”, stated David J. Field, Entercom’s Chairman, President and Chief Executive Officer. “Our significant investments in podcasting, digital, and data and analytics, along with the expansion of our sports, networks and events businesses, are beginning to reshape our Company and position us for sustained growth as we enhance our integrated, multi-platform offerings to advertisers increasingly interested in the undervalued and emerging audio space.”

Additional Information

In February, the Company announced an agreement to sell Boston station WAAF-FM to Educational Media Foundation (“EMF”) for $10.8 million in cash. EMF began programming the station on February 22 under a network affiliation agreement. The transaction is expected to close in the second quarter of 2020.

In December, the Company executed a debt transaction in which it extended the maturity of most of its revolving credit facility from November 2022 to August 2024, lowered the margin on its Term Loan B by 25 basis points and issued an additional $100 million of its senior secured second-lien notes. The Company used the proceeds of the additional notes to repay $97 million of its Term Loan B and pay fees, expenses and accrued interest.

As of December 31, 2019, the Company had outstanding $887 million of senior debt under its credit facilities, $425 million in second-lien notes and $400 million in senior notes (the amounts of senior debt and senior notes both exclude unamortized premium). In addition, the Company had $20 million in cash on hand.

Earnings Conference Call and Company Information

Entercom will hold a conference call and simultaneous webcast regarding the quarterly earnings release on Tuesday, February 25, 2020, at 10:00 AM Eastern Time. The public may access the conference call by dialing Toll Free: (888) 889-0278 and Toll: (773) 799-3659, passcode: Entercom (domestic and international callers). Participants may also listen to a live webcast of the call by visiting the “Investor Relations” section of Entercom’s website at www.entercom.com. A replay of the conference call will be available for one week by dialing (800) 873-2012. A webcast replay of the conference call will be available beginning six hours after the call on the Company’s website for a period of two weeks. Additional information is available on the Company’s website at www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station Expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate Expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs, other expenses related to the refinancing; non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); income from discontinued operations, net of income taxes or benefit; total other income or expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); other expenses related to the refinancing; impairment loss, merger and acquisition costs, preferred stock dividends; non-recurring expense recognized for restructuring charges or similar costs, including transition and integration costs, loss on early extinguishment of debt, and gain or loss on sale or disposition of assets.

Adjusted Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization; net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses); impairment loss; merger and acquisition costs; other income and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; income from discontinued operations (excluding income taxes or tax benefit); and (ii) less net interest expense (excluding amortization of deferred financing costs or debt premium), Adjusted Income Taxes Paid, capital expenditures and amortizable intangibles.

Net Capital Expenditures consists of capital expenditures, including amortizable intangibles, adjusted to subtract reimbursed tenant improvement allowances.

Adjusted Income Taxes Paid consist of income tax paid, adjusted to exclude taxes paid related to the gain/loss on sale or exchange of radio station assets; and taxes paid related to the gain/loss on the sale of redundant property.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported, including income taxes otherwise included in income from discontinued operations; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) impairment loss; (v) merger and acquisition costs, and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; (vi) other expenses related to refinancing; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 30% without discrete items of tax.

Adjusted Net Income (Loss) Per Share - Diluted includes any dilutive equivalent shares when not anti-dilutive. Convertible Preferred Stock is treated as if it never converted for the purposes of Adjusted Net Income (Loss) Per Share - Diluted.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income (Loss) Per Share – Diluted, Adjusted Free Cash Flow, Net Capital Expenditures and Adjusted Income Taxes Paid are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for Management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share - Diluted). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss, merger and acquisition costs, other expenses related to the refinancing, and gain/loss on early extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs. For purposes of comparability, income taxes are reflected at the expected federal and state income tax rate of 30%, without adjustment for discrete tax adjustments.

Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms S-4, 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is a leading American media and entertainment company reaching and engaging 170 million people each month through its premier collection of highly rated, award winning radio stations, digital platforms and live events. As one of the country’s two largest radio broadcasters, Entercom offers integrated marketing solutions and delivers the power of local connection on a national scale with coverage of close to 90% of persons 12+ in the top 50 markets. Entercom is the #1 creator of live, original, local audio content and the nation’s unrivaled leader in news and sports radio. Learn more about Philadelphia-based Entercom at www.entercom.com, Facebook and Twitter (@Entercom).

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
STATEMENTS OF OPERATIONS
Net Revenues	$414,118	$411,375	$1,489,929	$1,462,567

Station Expenses	284,458	286,503	1,081,960	1,092,422
Station Expense - Non-Cash Compensation	892	1,561	4,657	6,856
Corporate Expenses	21,636	13,725	72,777	61,197
Corporate Expenses - Non-Cash Compensation	5,006	2,169	11,527	8,295
Depreciation And Amortization	12,079	14,543	45,331	44,288
Time Brokerage Agreement Expense (Income)	—	324	106	(918)
Merger And Acquisition Costs	465	253	941	3,014
Impairment Loss	545,457	465,000	545,457	493,988
Restructuring Charges	1,023	2,811	6,976	5,830
Integration Costs	1,017	3,388	4,297	25,372
Other Expenses Related To Refinancing	2,533	—	4,397	—
Net (Gain) Loss On Sale Or Disposition of Assets	(4,957)	(1,302)	(7,640)	(12,158)

Total Operating Expenses	869,609	788,975	1,770,786	1,728,186

Operating Income (Loss)	(455,491)	(377,600)	(280,857)	(265,619)

Net Interest Expense	24,683	26,088	100,103	101,121
Loss On Early Extinguishment Of Debt	265	—	2,046	—

Income (Loss) Before Income Taxes	(480,439)	(403,688)	(383,006)	(366,740)
Income Taxes (Benefit)	7,096	(17,113)	37,206	(4,153)

Net Income (Loss) Available To The Company - Continuing Operations	(487,535)	(386,575)	(420,212)	(362,587)
Income From Discontinued Operations, Net Of Income Taxes	—	(378)	—	1,152

Net Income (Loss) Available To Common Shareholders	$(487,535)	$(386,953)	$(420,212)	$(361,435)

Net Income (Loss) From Continuing Operations Available To Common Shareholders - Basic	$(3.64)	$(2.80)	$(3.07)	$(2.63)

Net Income (Loss) From Continuing Operations Available To Common Shareholders - Diluted	$(3.64)	$(2.80)	$(3.07)	$(2.63)

Dividends Declared And Paid Per Common Share	$0.02	$0.09	$0.22	$0.36

Weighted Common Shares Outstanding - Basic	133,985	138,033	136,967	138,070

Weighted Common Shares Outstanding - Diluted	133,985	138,033	136,967	138,070

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Net Capital Expenditures	$10,245	$15,533	$68,312	$39,154
Adjusted Income Taxes Paid	$18,757	$—	$27,218	$18,172
Cash Dividends On Common Stock Declared And Paid	$2,679	$12,367	$30,273	$49,770

SELECTED BALANCE SHEET DATA

	December 31,	December 31,
	2019	2018
Cash and Cash Equivalents	$20,393	$122,893
Restricted Cash	$—	$69,365
Senior Debt - Term B Loan (Includes Current Portion)	$770,000	$1,291,700
Senior Debt - Revolver (Includes Current Portion)	$117,000	$180,000
Senior Secured Notes	$425,000	$—
Senior Notes	$400,000	$400,000
Total Shareholders’ Equity	$881,443	$1,334,260

OTHER FINANCIAL DATA

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$(455,491)	$(377,600)	$(280,857)	$(265,619)
Corporate Expenses	21,636	13,725	72,777	61,197
Corporate Expenses - Non-Cash Compensation	5,006	2,169	11,527	8,295
Station Expenses - Non-Cash Compensation	892	1,561	4,657	6,856
Depreciation And Amortization	12,079	14,543	45,331	44,288
Merger And Acquisition Costs	465	253	941	3,014
Restructuring Charges	1,023	2,811	6,976	5,830
Impairment Loss	545,457	465,000	545,457	493,988
Other Expenses Related To Refinancing	2,533	—	4,397	—
Integration Costs	1,017	3,388	4,297	25,372
Net Time Brokerage Agreement Expense (Income)	—	324	106	(918)
Net Gain (Loss) On Sale Or Disposition of Assets	(4,957)	(1,302)	(7,640)	(12,158)

Station Operating Income	$129,660	$124,872	$407,969	$370,145

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted EBITDA
Net (Income) Loss Available To Common Shareholders	$(487,535)	$(386,953)	$(420,212)	$(361,435)
Income Taxes (Benefit)	7,096	(17,113)	37,206	(4,153)
Income From Discontinued Operations, Net Of Income Taxes	—	378	—	(1,152)
Net Interest Expense	24,683	26,088	100,103	101,121
Corporate Expenses - Non-Cash Compensation	5,006	2,169	11,527	8,295
Station Expenses - Non-Cash Compensation	892	1,561	4,657	6,856
Depreciation And Amortization	12,079	14,543	45,331	44,288
Time Brokerage Agreement Expense (Income)	—	324	106	(918)
Merger And Acquisition Costs	465	253	941	3,014
Restructuring Charges	1,023	2,811	6,976	5,830
Integration Costs	1,017	3,388	4,297	25,372
Transition Costs And Non-Recurring Expenses Otherwise Included In Corporate Expenses	5,000	—	6,000	1,100
Impairment Loss	545,457	465,000	545,457	493,988
Other Expenses Related To Refinancing	2,533	—	4,397	—
Loss On Early Extinguishment Of Debt	265	—	2,046	—
Net Gain (Loss) On Sale Or Disposition of Assets	(4,957)	(1,302)	(7,640)	(12,158)

Adjusted EBITDA	$113,024	$111,147	$341,192	$310,048

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted Free Cash Flow
Net Income (Loss) Available To Common Shareholders	$(487,535)	$(386,953)	$(420,212)	$(361,435)
Depreciation And Amortization	12,079	14,543	45,331	44,288
Deferred Financing Costs Included In Interest Expense	856	800	3,083	3,189
Amortization Debt Premium Included In Interest Expense	(679)	(715)	(2,927)	(2,862)
Non-Cash Compensation Expense	5,898	3,730	16,184	15,151
Merger And Acquisition Costs	465	253	941	3,014
Integration Costs	1,017	3,388	4,297	25,372
Restructuring Charges	1,023	2,811	6,976	5,830
Transition Costs And Non-Recurring Expenses Otherwise Included In Corporate Expenses	5,000	—	6,000	1,100
Impairment Loss	545,457	465,000	545,457	493,988
Net (Gain) Loss On Sale Or Disposition of Assets	(4,957)	(1,302)	(7,640)	(12,158)
Other Expenses Related To Refinancing	2,533	—	4,397	—
Loss On Early Extinguishment Of Debt	265	—	2,046	—
Income Taxes (Benefit)	7,096	(17,113)	37,206	(4,153)
Income Taxes Otherwise Included In Income From Discontinued Operations	—	(96)	—	613
Net Capital Expenditures, Including Amortizable Intangibles	(10,245)	(15,533)	(68,312)	(39,154)
Adjusted Income Taxes Paid	(18,757)	—	(27,218)	(18,172)

Adjusted Free Cash Flow	$59,516	$68,813	$145,609	$154,611

Reconciliation Of Capital Expenditures, Including Amortizable Intangibles, To Net Capital Expenditures
Capital Expenditures, Including Amortizable Intangibles	$(14,326)	$(15,831)	$(77,901)	$(41,786)
Reimbursed Tenant Improvement Allowance	4,081	298	9,589	2,632

Net Capital Expenditures	$(10,245)	$(15,533)	$(68,312)	$(39,154)

Reconciliation Of Income Taxes Paid To Adjusted Income Taxes Paid
Income Taxes Paid	$(20,619)	$(35,396)	$(39,100)	$(54,217)
Income Taxes Paid Related to Gain/Loss On Sale Or Exchange Of Radio Station Assets	—	28,949	894	29,598
Income Taxes Paid Related to Gain/Loss On Sale Of Redundant Properties	1,862	6,447	10,988	6,447

Adjusted Income Taxes Paid	$(18,757)	$—	$(27,218)	$(18,172)

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted Net Income
Net Income (Loss) Available To Common Shareholders	$(487,535)	$(386,953)	$(420,212)	$(361,435)
Income Taxes (Benefit)	7,096	(17,113)	37,206	(4,153)
Income Taxes Otherwise Included In Income From Discontinued Operations	—	(96)	—	613
Merger And Acquisition Costs	465	253	941	3,014
Transition Costs And Non-Recurring Expenses Otherwise Included In Corporate Expenses	5,000	—	6,000	1,100
Other Expenses Related To Refinancing	2,533	—	4,397	—
Impairment Loss	545,457	465,000	545,457	493,988
Integration Costs	1,017	3,388	4,297	25,372
Restructuring Charges	1,023	2,811	6,976	5,830
Loss On Early Extinguishment Of Debt	265	—	2,046	—
Net (Gain) Loss On Sale Or Disposition of Assets	(4,957)	(1,302)	(7,640)	(12,158)
Non-Cash Compensation Expense	5,898	3,730	16,184	15,151

Adjusted Income Before Income Taxes	76,262	69,718	195,652	167,322
Income Taxes	22,879	20,915	58,696	50,197

Adjusted Net Income	$53,383	$48,803	$136,956	$117,125

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share - Diluted
Weighted Common Shares Outstanding - Diluted As Reported	133,985	138,033	136,967	138,070
Diluted Shares Excluded When Reporting A Net Loss	130	384	331	775

	134,115	138,417	137,298	138,845

Adjusted Net Income (Loss) Per Share - Diluted	$0.40	$0.35	$1.00	$0.84